EXHIBIT 32.2


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of Patron Systems, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the report of the Company on Form 10-QSB/A for the fiscal quarter ended September 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

1. the 10-QSB/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       the information  contained in the 10-QSB/A Report fairly  presents,  in
         all  material  respects,   the  financial   condition  and  results  of
         operations of the Company.


Date: May 21, 2007                    /S/ MARTIN T. JOHNSON
                                      ------------------------------------
                                      Martin T. Johnson
                                      Chief Financial Officer